SUPPLEMENT TO THE PROSPECTUSES

                       CREDIT SUISSE LARGE CAP VALUE FUND
          CREDIT SUISSE INSTITUTIONAL FUND - LARGE CAP VALUE PORTFOLIO
                 CREDIT SUISSE TRUST - LARGE CAP VALUE PORTFOLIO

The following information supersedes or supplements certain information in the funds' Prospectuses.

     Adam Scheiner (see biography below) joins the Credit Suisse Large Cap Value Team, which is responsible for the day-to-day portfolio management of the funds. The team currently consists of Stephen J. Kaszynski and Robert E. Rescoe.

Team Member Biography

ADAM SCHEINER, Director, is a portfolio manager specializing in US large capitalization value equities. He joined Credit Suisse Asset Management, LLC in 2005 from Ark Asset Management, where he served as a large cap value portfolio manager and analyst. Prior to joining Ark Asset Management in 1999, Mr. Scheiner served at Invesco Capital Management, where he managed large cap value and core equities. Previously, Mr. Scheiner held a research analyst position at Prudential Securities. Mr. Scheiner earned an MBA from New York University - Stern School of Business, and a BA in economics from Rutgers College. Mr. Scheiner is a Chartered Financial Analyst.

Dated:  July 27, 2005                                            16-0705
                                                                 for
                                                                 CSDVI
                                                                 ADLCV
                                                                 CSINU
                                                                 TRLCV-PRO
                                                                 2005-029